9. SANDSTORM FINANCING ARRANGEMENT	3 Months Ended
Mar. 31, 2013
Notes to Financial Statements
9. SANDSTORM FINANCING ARRANGEMENT

In February 2013, the Company entered into an equity participation and funding agreement with Sandstorm that provided an upfront deposit (the “Deposit”) from Sandstorm of $40 million. The Company will use future payments that it receives from its mineral property interests to purchase and deliver metal credits to Sandstorm, in amounts that are indexed to the Company’s share of gold, silver and copper production from the Joint Venture Property as follows:

•	25.7% of the Company’s share of gold and silver, and 2.5% of the Company’s share of copper, produced from the portion of the Shivee Tolgoi mining licence included in the Joint Venture Property; and

•	33.8% of the Company’s share of gold and silver, and 2.5% of the Company’s share of copper, produced from the Javhlant mining licence.

In addition to the Deposit, upon delivery of the metal credits Sandstorm will make a cash payment to the Company equal to the lesser of the prevailing market price and $220 per ounce of gold, $5 per ounce of silver and $0.50 per pound of copper (subject to inflation adjustments).  After approximately 8.6 million ounces of gold, 40.3 million ounces of silver and 9.1 billion pounds of copper have been produced from the entire Joint Venture Property, the cash payment will increase to the lesser of the prevailing market price or $500 per ounce of gold, $10 per ounce of silver and $1.10 per pound of copper (subject to inflation adjustments).  To the extent that the prevailing market price is greater than the amount of the cash payment, the difference between the two will be credited against the Deposit (the net amount of the Deposit being the “Unearned Balance”).

In the event of a partial expropriation of Entrée’s interest in the Joint Venture Property, which is not reversed during the abeyance period provided for in the equity participation and funding agreement, the Company will be required to return a pro rata portion of the Deposit (the amount of the repayment not to exceed the amount of the Unearned Balance).  In the event of a full expropriation, the full amount of the Unearned Balance must be returned with interest.

The Company is not required to deliver actual metal, and the Company may use revenue from any of its assets to purchase the requisite amount of metal credits.

The Company recorded the Deposit as deferred revenue and will recognize amounts in revenue as metal credits are delivered to Sandstorm, which is expected to commence in 2019.

In addition, the Company entered into an agreement with Sandstorm whereby the Company granted Sandstorm a 0.4% NSR royalty in return for the Sandstorm NSR Payment of $5 million which was recorded as a recovery to acquisition costs.

The Company also completed a private placement with Sandstorm for gross proceeds of $9,722,897.

The transactions costs related to the Sandstorm financing arrangement are summarized as follows:

Three Months Ended March 31, 2013

Consultancy and advisory fees	$936,926
Legals fees included in general and adminstration expenses	192,203
Share issuance costs	86,636
$1,215,765